Organization And Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Organization And Summary Of Significant Accounting Policies [Abstract]
Organization And Summary Of Significant Accounting Policies
1.  Organization and Summary of Significant Accounting Policies

Description of Business

PLX Technology, Inc. ("PLX" or the "Company"), a Delaware corporation established in May 1986, designs, develops manufactures and sells semiconductor devices that accelerate and manage the transfer of data in microprocessor-based systems including networking and telecommunications, enterprise storage, servers, personal computers (PCs), PC peripherals, consumer electronics, imaging and industrial products. The Company offers a complete solution consisting of two related types of products: semiconductor devices and development kits. The Company's semiconductor devices simplify the development of data transfer circuits in micro-processor based systems. The Company's development kits promote sales of its semiconductor devices by lowering customers' development costs and by accelerating their ability to bring new products to market. The Company utilizes a "fabless" semiconductor business model whereby it purchases wafers and packaged and tested semiconductor devices from independent manufacturing foundries.  Semiconductor devices as well as occasional IP and development service revenues account for substantially all of the Company's net revenues.

On September 20, 2012, the Company completed the sale of its physical layer 10GBase-T integrated circuit ("PHY") family of products pursuant to an Asset Purchase Agreement between the Company and Aquantia Corporation dated September 14, 2012.  On July 6, 2012, the Company had also entered into an Asset Purchase Agreement with Entropic Communications, Inc., pursuant to which the Company completed the sale of its digital channel stacking switch product line within the PHY product family, including certain assets exclusively related to the product line.  The operations of the PHY related business have been segregated from continuing operations and are presented as discontinued operations in the Company's consolidated statement of operations for the periods from October 1, 2010, the date the Company acquired the PHY business, through December 31, 2011 in these financial statements.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries in China, India, Japan, Korea, Singapore, Taiwan and the United Kingdom. All intercompany transactions and balances have been eliminated.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Investments

At December 31, 2011, the Company's securities consisted of debt securities.  Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date. At December 31, 2011 and 2010, all debt securities were designated as available-for-sale. Available-for-sale securities are carried at fair value, based on quoted market prices or prices quoted in markets that are not active, with unrealized gains and losses reported in a separate component of stockholders' equity. The amortized cost of debt securities is adjusted for the amortization of premiums and the accretion of discounts to maturity both of which are included in interest income. Realized gains and losses are recorded on the specific identification method.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are recorded at the invoiced amount and do not bear interest.  The allowance for doubtful accounts is the Company's best estimate of the amount of probable credit losses in its existing accounts receivable.  The Company determines the allowance based on historical write-off experience and customer economic data.  The Company reviews its allowance for doubtful accounts monthly.  Past due balances over 90 days are reviewed individually for collectability.  Account balances are charged off against the allowance when the Company believes that it is probable the receivable will not be recovered.

Inventories

Inventories are valued at the lower of cost (first-in, first-out method) or market (net realizable value).  Inventories were as follows (in thousands):
	December 31,
	2011	2010
Work-in-process	$4,216	$5,016
Finished goods	4,680	8,302
Total	$8,896	$13,318

The Company evaluates the need for potential provision for inventory by considering a combination of factors, including the life of the product, sales history, obsolescence, sales forecasts and expected sales prices.

Goodwill and Other Intangible Assets

Goodwill represents the excess of cost over the value of net assets of businesses acquired and is carried at cost unless write-downs for impairment are required. The Company's goodwill as of December 31, 2011, is a result of the Oxford and Teranetics acquisition on January 2, 2009 and October 1, 2010, respectively, as adjusted for the divestiture of the UK design team.  The Company evaluates the carrying value of goodwill on an annual basis during the fourth quarter and whenever events and changes in circumstances indicate that the carrying amount may not be recoverable. Such indicators would include a significant reduction in the Company's market capitalization, a decrease in operating results or a deterioration in the Company's financial position. The Company operates under a single reporting unit, and accordingly, all of its goodwill is associated with the entire company.

The purchased intangible assets including customer base and developed/core technology are being amortized over the assets' useful lives, which ranges from one to six years, utilizing the straight-line or accelerated methods which approximates the estimated future cash flows from the intangible. Also, see Notes 7 and 9 to the consolidated financial statements. The Company evaluates other intangible assets for impairment whenever events and circumstances indicate that such assets might be impaired.

Changes in the carrying amount of goodwill for the years ended December 31, 2011 and 2010 are as follows (in thousands):

	December 31,
	2011	2010
Goodwill	$56,104	$36,059
Accumulated impairment losses	(34,692)	(34,692)
Net goodwill at beginning of period	21,412	1,367

Goodwill acquired in the acquisition of Teranetics	-	20,045
Goodwill adjustment for divestiture of UK design team	(74)	-
Net goodwill at end of period	$21,338	$21,412

Goodwill is required to be tested for impairment annually or at an interim date if an event occurs or conditions change that would more likely than not reduce the fair value of our reporting unit below its carrying value. In the fourth quarter of 2011 and 2010, the Company tested the goodwill acquired and determined there was no impairment.

Long-lived Asset Impairment

Long-lived assets, principally property and equipment and identifiable intangibles, held and used by the Company are reviewed for impairment whenever events or circumstances indicate that the carrying amount of assets may not be recoverable.  The Company evaluates recoverability of assets to be held and used by comparing the carrying amount of an asset to estimated future net undiscounted cash flows generated by the asset.  If such assets are considered to be impaired, the impairment recognized is measured as the amount by which the carrying amount of the assets exceeds the fair value of the assets.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of thirty nine years for buildings, three to eight years for building improvements and three to seven years for equipment, furniture and purchased software.

Property and equipment are as follows (in thousands):

	December 31,
	2011	2010
Land	$3,150	$3,150
Building and improvements	4,327	4,169
Equipment and furniture	14,681	14,330
Purchased software	2,513	3,277
	24,671	24,926
Accumulated depreciation	(12,380)	(12,372)
Net property and equipment	$12,291	$12,554

Depreciation and amortization expense pertaining to property and equipment from continuing operations was approximately $2.4 million, $2.2 million and $2.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.  The depreciation and amortization expense from discontinued operations was $0.2 million and $0.1 million for the years ended December 31, 2011 and 2010, respectively. There was no depreciation or amortization expense in 2009 related to discontinued operations as the PHY related intangibles were acquired in connection with the Teranetics acquisition in October 2010.

Foreign Currency Translation

The functional currency of the Company's international subsidiaries in China, India, Japan and Korea, is the local currency of the resident countries.  Assets and liabilities of the Company's foreign subsidiaries are translated into the Company's reporting currency at month-end exchange rates.  Revenues and expenses of the Company's foreign subsidiaries are translated into the Company's reporting currency at weighted-average exchange rates. The effects of the translation are included in a separate component of the Consolidated Statements of Stockholder's Equity and Comprehensive Loss.

Foreign Currency Transaction

The functional currency of the Company's international subsidiaries in Singapore, Taiwan and UK, is the United States dollar. Assets and liabilities maintained in currencies other than the United States dollar are remeasured using the foreign exchange rate at the balance sheet dates. Operational accounts are remeasured and recorded at the rate in effect at the date of the transactions. The effects of the remeasurement are included within other income, net in the Consolidated Statements of Operations.

Income Taxes

Income taxes are accounted for using the asset and liability method.  Under this method, deferred tax liabilities and assets are recognized for the expected future tax consequences of differences between the carrying amounts and the tax bases of assets and liabilities.  A valuation allowance is provided when it is more likely than not that all or some portion of deferred tax assets will not be realized.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collection is reasonably assured.

Revenue from product sales to direct customers and distributors is recognized upon shipment and transfer of risk of loss, if the Company believes collection is reasonably assured and all other revenue recognition criteria are met. The Company assesses the probability of collection based on a number of factors, including past transaction history and the customer's creditworthiness.  At the end of each reporting period, the sufficiency of allowances is assessed based on the age of the receivable and the individual customer's creditworthiness.

The Company offers pricing protection to two distributors whereby the Company supports the distributor's resale product margin on certain products held in the distributor's inventory. The Company analyzes current requests for credit in process, also known as ship and debits, and inventory at the distributor to determine the ending sales reserve required for this program. The Company also offers stock rotation rights to three distributors such that they can return up to a total of 5% of products purchased every six months in exchange for other PLX products of equal value. The Company analyzes current stock rotation requests and past experience to determine the ending sales reserve required for this program. In addition, the Company had arrangements with a small number of customers offering a rebate program on various products, which were terminated in June 2010. The Company recorded rebates as a reduction of revenue when the rebate is in the form of cash consideration. Reserves are reduced directly from revenue and recorded as a reduction to accounts receivable.

For license and service agreements, the Company evaluates revenue agreements under the accounting guidance for multiple-deliverable revenue arrangements. A multiple-deliverable arrangement is separated into more than one unit of accounting if (a) the delivered item(s) has value to the customer on a stand-alone basis, and (b) if the arrangement includes a general right of return relative to the delivered item(s), delivery or performance of the undelivered item(s) is considered probable and substantially in the control of the Company. If both of these criteria are not met, the arrangement is accounted for as a single unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered. If these criteria are met for each, the arrangement consideration is allocated to the separate units of accounting based on each unit's relative selling price. The selling price for each element is based upon the following selling price hierarchy: vendor-specific objective evidence ("VSOE") if available, third party evidence ("TPE") if VSOE is not available, or estimated selling price if neither VSOE nor TPE is available.

Revenues from the licensing of the Company's intellectual property are recognized when the significant contractual obligations have been fulfilled.

On occasion, the Company enters into development service arrangements in which customer payments are tied to achievements of specific milestones.  The Company has elected to use the milestone method of revenue recognition for development service agreements upon the achievement of substantive milestones.  When determining if a milestone is substantive, the Company assesses whether the milestone consideration (a) is commensurate with the Company's performance to achieve the milestone or the enhancement of the value of the delivered item as a result of the outcome from the Company's performance, (b) relates solely to past performance and (c) is reasonable relative to all deliverables and payments terms within the arrangement.

Product Warranty

The Company sells products with a limited warranty of product quality for a period of one year, and up to three years for a small number of customers, and a limited indemnification of customers against intellectual property infringement claims related to the Company's products. The Company accrues for known warranty and indemnification issues if a loss is probable and can be reasonably estimated, and accrues for estimated incurred but unidentified issues based on historical activity.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates and such differences may be material to the consolidated financial statements.

Comprehensive Loss

The components of accumulated other comprehensive loss, reflected in the Consolidated Statements of Stockholders' Equity and Comprehensive Loss, consisted of the following (in thousands):

	Years Ended December 31,
	2011	2010	2009
Unrealized gain (loss) on investments, net	$9	$(6)	$28
Cumulative translation adjustments	(156)	(142)	(115)
Accumulated other comprehensive loss	$(147)	$(148)	$(87)

Recent Accounting Pronouncements

In June 2011, the Financial Accounting Standards Board ("FASB") issued a standard which revised the presentation of other comprehensive income ("OCI"). The new guidance requires entities to present net income and OCI in either a single continuous statement or in separate consecutive statements. The guidance does not change the components of net income or OCI, when OCI should be reclassified to net income, or the earnings per share calculation. This accounting guidance is effective for annual reporting periods beginning after December 15, 2011. Although the adoption of the guidance will not impact the Company's accounting for comprehensive income, it will affect its presentation of components of comprehensive income by eliminating its practice of showing these items within the Consolidated Statements of Stockholders' Equity.

In September 2011, the FASB updated the guidance related to testing goodwill for impairment. This guidance provides an option for entities to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. After assessing the totality of events and circumstances, if an entity determines that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, performance of the two-step impairment test is no longer required. This accounting guidance is effective for annual and interim goodwill impairment tests performed for years beginning after December 15, 2011, with early adoption permitted. The Company does not expect the adoption of this guidance to have a material effect on its consolidated financial statements.